UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

CYS Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

890 Winter Street, Suite 200

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (617) 639-0440

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 27, 2012, CYS Investments, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the representatives of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 25,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a public offering price of $13.28 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 3,750,000 additional shares of Common Stock on the same terms and conditions. The closing of the offering, which is subject to customary closing conditions, is expected to occur on February 1, 2012.

The shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-174163), which became effective upon filing with the Securities and Exchange Commission on May 13, 2011.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated January 27, 2012, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Hunton & Williams LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 27, 2012, by and among CYS Investments, Inc., Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Date: January 30, 2012	By:	/s/ Thomas A. Rosenbloom Thomas A. Rosenbloom Executive Vice President of Business Development, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 27, 2012, by and among CYS Investments, Inc., Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Hunton & Williams LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)